SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|       Filed by a Party other than the Registrant |_|
- --------------------------------------------------------------------------------


Check the appropriate box:
|X|  Preliminary Proxy Statement
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               Altron Incorporated
                (Name of Registrant as Specified In Its Charter)


                               Altron Incorporated
                     (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
|X|  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

- --------------------------------------------------------------------------------

                               ALTRON INCORPORATED


                      NOTICE OF SPECIAL MEETING IN LIEU OF
                     THE 1996 ANNUAL MEETING OF STOCKHOLDERS


                                  May 16, 1996


To the Stockholders:

          A Special Meeting of the Stockholders of ALTRON INCORPORATED in lieu of the 1996 Annual Meeting will be held on Thursday, May 16, 1996 at 10:30 A.M. in Room 3101 at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, Massachusetts, for the following purposes:

          1.    To elect a Board of  Directors  to serve  until the next  Annual
                Meeting  of  Stockholders,   as  more  fully  described  in  the
                accompanying Proxy Statement.

          2. To consider and act upon a proposal to approve an amendment of the Altron Incorporated 1991 Stock Option Plan which was approved by the Board of Directors on March 12, 1996, whereby the number of shares reserved for issuance under such plan was increased from 2,000,000 shares of Common Stock to 2,500,000 shares of Common Stock.

          3. To consider and act upon a proposed amendment to the Company's Articles of Organization increasing the number of authorized shares of Common Stock, par value $.05 per share, from 30,000,000 shares to 40,000,000 shares.

          4. To consider and act upon a proposal to approve the Altron Incorporated 1996 Stock Option Plan for Non-Employee Directors which was adopted by the Board of Directors on April 2, 1996.

          5. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 12, 1996 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

     PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                               By order of the Board of Directors,



                               ANTHONY J. MEDAGLIA, JR., Clerk

Wilmington, Massachusetts
April 22, 1996

                               ALTRON INCORPORATED

                                 PROXY STATEMENT


          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ALTRON INCORPORATED (the "Company") for use at the Special Meeting of Stockholders in lieu of the 1996 Annual Meeting to be held on Thursday, May 16, 1996, at the time and place set forth in the Notice of Meeting, and at any adjournment thereof. The approximate date on which this Proxy Statement and enclosed form of proxy are first being sent to stockholders is April 22, 1996.

          If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Clerk of the Company at any time before the proxy is exercised.

          The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the meeting in order to constitute a quorum for the transaction of business. The election of nominees for Director will be decided by plurality vote. The affirmative vote of the holders of at least a majority of the shares of the Common Stock voting in person or by proxy at the meeting is required to approve the 1996 Stock Option Plan for Non-Employee Directors and the amendment of the 1991 Stock Option Plan. The affirmative vote of the holders of at least a majority of the shares of Common Stock outstanding is required to approve the increase in the number of Shares of Common Stock which the Company has the authority to issue. Abstentions and "non- votes" are counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" have the same effect as votes against proposals presented to stockholders other than election of directors. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

          The Company will bear the costs of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Company.

          The Company's principal executive offices are located at One Jewel Drive, Wilmington, Massachusetts 01887, telephone number (508) 658-5800.

                                         RECORD DATE AND VOTING SECURITIES

          Only stockholders of record at the close of business on April 12, 1996 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote __________ shares of Common Stock with a par value of $.05 per share. Each outstanding share of the Company's Common Stock entitles the record holder to one vote. None of the information in this Proxy Statement has been adjusted to reflect the 3 for 2 stock split effected in the form of a 50% stock dividend declared April 2, 1996 and payable May 10, 1996 to shareholders of record on April 18, 1996.

                                               ELECTION OF DIRECTORS

          The persons named in the accompanying proxy, unless otherwise instructed by the stockholder giving the proxy, intend to elect as Directors the five nominees listed below, each such Director to hold office until the next Annual Meeting and until his successor shall be duly elected and qualified.

          In the event that any of the nominees should become unwilling or unable to accept nomination or election as a Director, which is not anticipated, the proxy will be voted for the election of such substitute nominees as management may recommend. In no event will the proxy be voted for the election of more than five Directors. Should management not recommend a substitute for any nominee, the proxy will be voted for the election of the remaining nominees. None of the nominees are related to any other nominee or to any Executive Officer of the Company.

                           Position with the Company                  Year First
                           or Principal Occupation                    Elected a
Name of Nominee            During the Past Five Years         Age     Director

Samuel Altschuler         President and a Director since       68       1970
                          1970. Since December 1983,
                          Chairman of the Board of
                          Directors. Director of
                          MASSBANK Corp.

Burton Doo                Executive Vice President             65       1970
                          since 1983 and Treasurer
                          from 1973 through March
                          1992. President, Altron
                          Systems Corporation since
                          June 1994.

Thomas M. Claflin, II     President of Claflin Capital        55       1970
                          Management, Inc., a
                          venture capital management
                          company. Director of Zoll
                          Medical Corporation.

Daniel A. Cronin, Jr      President of Northbridge            67       1979
                          Management Co., Inc.,
                          an investment management
                          company. Director
                          of C.R. Bard, Incorporated.

Anthony J. Medaglia, Jr . Attorney, shareholder in            59       1970
                          the law firm of Hutchins,
                          Wheeler & Dittmar, a
                          Professional Corporation.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

          During fiscal 1995, there were 12 meetings of the Board of Directors. Each of the Directors attended at least 75% of such meetings.

         The Board of Directors has an Audit Committee, comprised of Messrs. Cronin, Claflin and Medaglia, which makes recommendations to the Board with respect to selection of independent auditors and reviews with such auditors the scope of the audit for each year, the results of the audit when completed and the recommendations of such auditors. The Audit Committee met once during fiscal 1995 and all of its members attended that meeting.

         The Board of Directors has a Stock Option Committee, comprised of Messrs. Cronin, Claflin and Medaglia, which administers the Company's 1991 Stock Option Plan. The Stock Option Committee met 9 times during fiscal 1995 and all of its members attended at least 75% of such meetings.

         The Company has neither a compensation committee nor a nominating committee.

                                     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                                               OWNERS AND MANAGEMENT

         The following table sets forth as of April , 1996, the number and percentage of outstanding shares of Common Stock beneficially owned (as defined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) by (i) all persons known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each Director of the Company, (iii) each Executive Officer of the Company and (iv) all Directors and Executive Officers as a group. Unless otherwise indicated, all persons listed hold sole voting and investment power with respect to the shares listed opposite their respective names.

                                                         Amount and
                                                         Nature of     Percent
                                      Title of           Beneficial      of
         Name                          Class             Ownership      Class

Samuel Altschuler (1)(2)(3)(4)        Common Stock        1,266,150
  One Jewel Drive
  Wilmington, MA 01887

Nancy Altschuler (3)                  Common Stock          466,875
  One Jewel Drive
  Wilmington, MA 01887

Burton Doo (1)(2)(5)                  Common Stock          353,300
  One Jewel Drive
  Wilmington, MA 01887

Anthony J. Medaglia, Jr. (2)(6)(7)    Common Stock          200,066

Thomas M. Claflin, II (2)(8)          Common Stock           99,295

Daniel A. Cronin, Jr. (2)(9)          Common Stock           46,250

Peter D. Brennan (1)(10)              Common Stock           22,000

All Directors and Executive
 Officers as a group (6 persons)(11)  Common Stock                    [_______]
- ---------------------------------------

*    Less than one percent

(1)  Executive Officer of the Company.

(2)  Director of the Company.

(3) Mr. and Mrs. Altschuler are general partners of a nominee partnership which holds 466,875 shares, all of which are included in the shares listed as owned by both Mr. and Mrs. Altschuler. Mr. Altschuler has sole voting rights with respect to these shares and shares investment power with his wife. Of the shares held of record by the nominee partnership, 155,250 shares are held as a nominee for Mrs. Altschuler as trustee of trusts established for the benefit of her children, as to which shares she disclaims beneficial interest. Does not include 128,106 shares held by the Samuel Altschuler 1980 Irrevocable Trust, in which members of the Altschuler family have an interest.
(4) Includes 62,000 shares which can be acquired pursuant to options currently exercisable or exercisable within sixty days.

(5) Includes 53,750 shares which can be acquired pursuant to options currently exercisable or exercisable within sixty days.

(6) Includes 128,106 shares which Mr. Medaglia holds as a cotrustee of the Samuel Altschuler 1980 Irrevocable Trust, as to which he disclaims beneficial ownership.

(7) Includes 28,250 shares which can be acquired pursuant to options currently exercisable or exercisable within sixty days.

(8) Includes 30,500 shares which can be acquired pursuant to options currently exercisable or exercisable within sixty days.

(9) Includes 35,000 shares which can be acquired pursuant to options currently exercisable or exercisable within sixty days.

(10) Includes 22,000 shares which can be acquired pursuant to options currently exercisable or exercisable within sixty days.

(11) Includes 234,500 shares which Executive Officers and Directors have the right to acquire through the exercise of options currently exercisable or exercisable within 60 days.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page [10] shall not be incorporated by reference into any such filing.

              BOARD OF DIRECTORS AND STOCK OPTION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Company has no formal compensation committee. The Board of Directors determines and awards compensation for the Company's executive officers and key employees. In addition, the Stock Option Committee of the Board of Directors administers the Company's 1991 Stock Option Plan and determines stock option awards for all employees of the Company, including the Company's executive officers. Two of the five members of the Board of Directors are executive officers of the Company. None of the members of the Stock Option Committee are executive officers or employees of the Company.

         The Company's compensation program utilizes a combination of base salaries and stock option awards made under the Company's 1991 Stock Option Plan. Stock options are intended to link corporate performance and stockholder return to executive compensation by providing an incentive to executive officers to increase the market value of the Company's Common Stock over the long-term.

         The Board of Directors reviews the compensation arrangements of the Company's executive officers on an annual basis. In determining compensation for the Company's executive officers, the Board of Directors considers the responsibility associated with and the skills required for the position, the executive's performance history, the overall profitability of the Company, and the level of compensation necessary, in the judgment of the Board, to attract and retain the executive talent required for the success of the Company. In setting the cash compensation of executives, the Board of Directors also considers the size of option grants being made by the Stock Option Committee.

         In 1993, the Internal Revenue Code of 1986, as amended (the "Code"), was amended to limit the deduction a public company is permitted for compensation paid in 1994 and thereafter to its chief executive officer and to the four most highly compensated executive officers, other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. In order to qualify as performance-based compensation under the new tax law certain requirements must be met, including approval of the performance measures by the stockholders. The Stock Option Committee intends to consider ways to maximize deductibility of executive compensation, while retaining the discretion the Stock Option Committee considers appropriate to compensate executive officers at levels commensurate with their responsibilities and achievements.

         The Stock Option Committee, in determining the number of options granted to executive officers, considers options granted to such executives in previous years and the potential value which may be realized upon exercise of the options as a result of appreciation of the Company's Common Stock during the term of the option. During fiscal 1995, the Stock Option Committee granted to each of Burton Doo and Peter D. Brennan the following options to purchase shares of the Company's Common Stock: Mr. Doo, 10,000 shares at an exercise price of

$13.75 per share and 5,000 shares at an exercise price of $26.25 per share; and Mr. Brennan, 10,000 shares at an exercise price of $13.75 per share. The exercise price of such options is equal to the market price of the Company's Common Stock at the time of grant. The options have a 10 year term. The options for the purchase of 10,000 shares vest in 20% increments on the first anniversary of the date of grant and on each of the next four annual anniversaries of the date of grant. The option for the purchase of 5,000 shares vests as to 3,000 shares on January 1, 1996 and as to 2,000 shares on January 1, 1997. The vesting schedule of the options is intended to provide the long-term incentives described above.

Compensation of Samuel Altschuler, President and Chairman

         The Board of Directors established the compensation of Samuel Altschuler, the President and Chairman of the Board of Directors of the Company, for the fiscal year ended December 30, 1995 using the same criteria that were used to determine the compensation of other executive officers as described above. Mr. Altschuler's base compensation was increased approximately 12% in general recognition of his level of responsibility and his individual efforts for the benefit of the Company. It should be noted that the Company's net income for the fiscal year ended December 30, 1995 increased approximately 72% over net income for the fiscal year ended December 31, 1994.

         During fiscal 1995, the Stock Option Committee granted Mr. Altschuler options for the purchase of 10,000 shares of the Company's Common Stock at an exercise price of $15.125 per share, and 5,000 shares of the Company's Common Stock at $28.875 per share. Such exercise prices are equal to 110% of the fair market value of the Common Stock at the time of the grant. The options expire after five years. The option for the purchase of 10,000 shares vests in 20% increments on April 19, 1996, 1997, 1998 and 1999, with the final 20% vesting on January 19, 2000. The option for the purchase of 5,000 shares vests as to 3,000 shares on January 1, 1996 and as to 2,000 shares on January 1, 1997. In determining the number of shares subject to the options granted to Mr. Altschuler, the Stock Option Committee considered the options previously granted to him, as well as the potential appreciation in the market price of the Company's Common Stock over the term of the options. In granting options with a delayed vesting date, the Stock Option Committee intended to provide long-term incentives for continued improvement in the Company's performance. The Stock Option Committee views the determination as to the size of stock option grants to executive officers, including Mr. Altschuler, to be an exercise of subjective judgment by the Stock Option Committee.

         The foregoing report has been approved by all members of the Board of Directors and by all members of the Stock Option Committee.

BOARD OF DIRECTORS                                  STOCK OPTION COMMITTEE

Samuel Altschuler                                   Thomas M. Claflin, II
Burton Doo                                          Daniel A. Cronin, Jr.
Thomas M. Claflin, II                               Anthony J. Medaglia, Jr.
Daniel A. Cronin, Jr.
Anthony J. Medaglia, Jr.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         The Company has no formal compensation committee. During fiscal 1995, Messrs. Altschuler and Doo, who are executive officers of the Company, served as directors and participated in deliberations of the Company's Board of Directors concerning executive compensation.

                                PERFORMANCE GRAPH

         The following graph sets forth a comparison of the cumulative total stockholder return to the Company's stockholders with that of The Nasdaq National Market Index and an industry index for Standard Industrial Classification ("SIC") Code 3672, printed circuit boards, for the five-year period ended December 30, 1995.

         The graph assumes $100 was invested on December 29, 1990 in the Company's Common Stock, in The Nasdaq National Market companies and in the industry index and also assumes reinvestment of dividends.


                  1990     1991     1992    1993     1994     1995
Altron            100      158      181     542      948      1,740
Nasdaq            100      128      130     156      163      212
SIC Index         100      204      277     404      319      513

EXECUTIVE COMPENSATION

         The following table sets forth all compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the Company's Executive Officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to the Company for the Company's three fiscal years ended December 30, 1995.

                         Summary Compensation Table

                                                     Long Term
                                    Annual         Compensation
                                 Compensation         Awards
                                                    Incentive
              Name and                             Stock Options    All Other
         Principal Position    Year     Salary      (Shares)(1)  Compensation(2)

Samuel Altschuler              1995    $250,455         15,000      $3,033
   Chairman and President      1994     223,728              -       3,487
                               1993     208,323         37,500       3,317

Burton Doo                     1995    $224,148         15,000      $2,250
   Executive Vice President    1994     202,978              -       2,250
                               1993     182,071         15,000       2,237

Peter D. Brennan               1995    $137,643         10,000      $1,970
   Vice President, Chief       1994     127,995              -       1,853
   Financial Officer and       1993     119,561         15,000       1,473
   Treasurer
- --------------------

(1) Reflects 3-for-2 split of the Company's Common Stock distributed on February 10, 1995.

(2) "All Other Compensation" consists of the Company's contributions to its 401(k) Plan and insurance premiums paid by the Company for the benefit of the named Executive Officer.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants in fiscal 1995 to the named Executive Officers. Pursuant to applicable regulations of the Securities and Exchange Commission, the following table also sets forth the hypothetical value which might be realized with respect to such options based on assumed rates of stock appreciation of 5% and 10% compounded annually from date of grant to the end of the option terms.

                                                                    Potential
                                                                    Realizable
                                                                     Value at
                                                                  Assumed Annual
                                                                     Rates of
                                                                    Stock Price
                                                                   Appreciation
                                                                       for
                                Individual Grants                 Option Term(1)
                                Percentage
                                 of Total
                    Number of   Options
                    Securities  Granted to   Exercise
                    Underlying  Employees    or Base      Expir-
                    Options     in Fiscal    Price        ation
Name                Granted       1995      (Per Share)   Date     5%     10%
- ----               ---------   -----------  ----------- --------   ------- ---

Samuel Altschuler   10,000(2)   2.7%        $15.125    4/19/00  $24,239 $70,195
  Chairman and       5,000(3)   1.4%        $28.875    12/22/00 $23,137 $67,004
  President

Burton Doo          10,000(4)    2.7%        $13.75    4/19/05  $86,473 $219,140
  Executive Vice     5,000(5)    1.4%        $26.25    12/22/05 $82,542 $209,179
  President

Peter D. Brennan    10,000(4)    2.7%        $13.75    4/19/05  $86,473 $219,140
  Vice President,
  Chief Financial
  Officer and
 Treasurer


(1) These values are based on assumed rates of appreciation only. Actual gains, if any, on shares acquired on option exercises are dependent on the future performance of the Company's Common Stock. There can be no assurance that the values reflected in this table will be achieved.

(2) Granted on April 19, 1995. The option has a five-year term and vests in 20% increments on April 19, 1996, 1997 , 1998 and 1999, with the final 20% vesting on January 19, 2000.

(3) Granted on December 22, 1995. The option has a five-year term and vests as to 3,000 shares on January 1, 1996 and 2,000 shares on January 1, 1997.

(4) Granted on April 19, 1995. The options have a ten-year term and vest in 20% increments on April 19 in the year 1996 and on that date in each of the succeeding four calendar years.

(5) Granted on December 22, 1995. The option has a ten-year term and vests as to 3,000 shares on January 1, 1996 and 2,000 shares on January 1, 1997.

                       Aggregated Option Exercises in Last
                     Fiscal Year and 12/30/95 Option Values

     The following table provides information on option exercises and on the value of the named Executive Officers' unexercised options at December 30, 1995.




                                           Number of           Value of
                                          Securities          Unexercised
                                          Underlying           In-the-
                                          Unexercised           Money
               Shares                     Options at          Options at
               Acquired                     12/30/95           12/30/95
              on         Value       Exer-       Unexer-     Exer-  Unexer-
  Name      Exercise(2) Realized(3)  cisable(2) cisable(2)  cisable  cisable


Samuel
 Altschuler..   0         0         60,000      15,000    $1,593,000  $154,375
  Chairman
  and
  President
Burton Doo...   0         0         48,750      15,000    $1,293,125  $181,250
  Executive
   Vice
  President
Peter D.
 Brennan....   2,500   $62,300      20,000      10,000      $484,600  $162,500
  Vice
  President,
  Chief
  Financial
  Officer
  and
  Treasurer


(1) Value of unexercised in-the-money stock options represents the difference between the exercise prices of the stock options and the closing price of the Company's Common Stock on The Nasdaq National Market on December 30, 1995.

(2) Reflects 3-for-2 split of the Company's Common Stock distributed on February 10, 1995.

(3) Value realized on exercise represents the difference between the exercise prices of stock options exercised and the trading price of the Company's Common Stock on The Nasdaq National Market on the date of such exercise.


                          APPROVAL OF AMENDMENT OF THE
                   ALTRON INCORPORATED 1991 STOCK OPTION PLAN

         There will be presented at the meeting a proposal to approve an amendment of the Altron Incorporated 1991 Stock Option Plan (the " 1991 Plan") which was approved by the Board of Directors on March 12, 1996, whereby the number of shares reserved for issuance under the 1991 Plan was increased from 2,000,000 shares of Common Stock to 2,500,000 shares of Common Stock. At __________ 1996, options for the purchase of __________ shares of Common Stock were outstanding under the 1991 Plan.

         Set forth below is a summary of the principal provisions of the 1991 Plan, a copy of which may be obtained from the Clerk of the Company upon request. The Board of Directors recommends that the stockholders approve the amendment of the 1991 Plan. The affirmative vote of the holders of at least a majority of the Common Stock voting in person or by proxy at the meeting will be required for the approval of the amendment of the 1991 Plan.

         Purpose. The 1991 Plan is intended to encourage ownership of the Common Stock by employees of the Company to induce qualified personnel to enter and remain in the employ of the Company. The 1991 Plan provides for the granting of incentive stock options intended to meet the requirements of Section 422 of the Code as well as for the granting of options that do not meet those requirements. Shares issued under the 1991 Plan may be either authorized but unissued shares or treasury shares. If any unexercised option granted under the 1991 Plan lapses or terminates for any reason, the shares covered thereby may again be optioned thereunder.

         Administration. The 1991 Plan is administered by the Stock Option Committee of the Board of Directors (the "Committee") consisting of two or more Directors of the Company appointed by the Board of Directors. The Committee determines the employees to whom options shall be granted, the number of shares to be covered by such options, the terms of such options and the vesting schedule for such options. Present members of the Committee are Thomas M. Claflin, II, Daniel A. Cronin, Jr. and Anthony J. Medaglia, Jr. The Board of Directors may at any time terminate, modify or adopt amendments to the 1991 Plan provided that such termination, modification or amendments shall not affect existing rights of any participant under an option previously granted to the participant without such participant's consent. Furthermore, without the approval of the stockholders, no amendment may be made by the Board to the 1991 Plan which increases the maximum number of shares as to which options may be granted under the 1991 Plan or increases the number of shares for which an option may be granted to any optionee. Unless sooner terminated by the Board, the 1991 Plan terminates on May 14, 2002, the tenth anniversary of the date on which it was adopted by the Company's stockholders.

         Number of Shares. Under the amendment adopted by the Board on March 12, 1996, the total number of shares of Common Stock subject to the 1991 Plan was increased from 2,000,000 shares to 2,500,000 shares, subject to adjustment in the event of stock dividends, stock splits, mergers, consolidations or other recapitalizations or reorganizations of the Company.

         Eligibility to Participate. Options may be granted under the 1991 Plan to regularly salaried employees (as defined in Section 425 of the Code) of the Company or any of its subsidiaries in key positions. Directors who are not otherwise employees of the Company or any of its subsidiaries shall not be eligible to be granted an option pursuant to the 1991 Plan. In determining the eligibility of an individual to be granted an option, and the number of shares to be subject to purchase under such option, the Committee takes into account the position and responsibilities of the individual being considered, his or her present and potential contributions to the success of the Company or its subsidiaries and such other factors as the Committee deems relevant. Incentive stock options may be granted only to an employee who owns stock possessing not more than 10% of the total combined voting power of all classes of stock of the Company, unless the purchase price for the stock under such option is at least 110% of its fair market value at the time such option is granted and the option, by its terms, is not exercisable more than five years from the date on which it is granted.

         The maximum number of shares with respect to which an option or options may be granted to any employee in any one taxable year of the Company shall not exceed 50,000, taking into account shares granted during such taxable period under options that have terminated.

         Terms of Options. The exercise price of each option granted under the 1991 Plan is determined by the Committee at the time of granting of the option but, in the case of an incentive stock option, shall in no event be less than the fair market value of the Common Stock covered by the option at the time the option is granted. Except as otherwise determined by the Committee, each option shall become exercisable as to 20% of the shares covered thereby on each of the first, second, third, fourth and fifth anniversaries of the date of the grant of such option. The Committee in its sole discretion may accelerate the exercisability of any option granted under the 1991 Plan. Notwithstanding the foregoing two sentences, an option granted to any Director or officer of the Company shall not be exercisable prior to six months and one day after the date of the grant.

         Options granted under the 1991 Plan expire not more than ten years from the date of grant. Options may be exercised by giving written notice to the Company, signed by the person exercising the option, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full, which payment may be in cash or in shares of the Company's stock already owned by the person exercising the option.

         Options granted under the 1991 Plan terminate one month after termination of employment for any reason other than death, disability, cause or breach of an employment agreement. Such options terminate six months (but not beyond the original term) following termination of employment on account of disability or death, and terminate immediately upon termination of employment for cause or for breach of an employment contract.

                                 APPROVAL OF THE
                 ALTRON INCORPORATED 1996 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

         There will be presented at the meeting a proposal to approve the Altron Incorporated 1996 Stock Option Plan for Non-Employee Directors (the "1996
Non-Employee Plan"), which was adopted by the Company's Board of Directors on April 2, 1996. The Board of Directors recommends that the stockholders approve the 1996 Non-Employee Plan. The affirmative vote of the holders of at least a majority of the Company's Common Stock voting in person or by proxy at the meeting will be required for such approval. Set forth below is a summary of the principal provisions of the 1996 Non-Employee Plan. A copy of the entire 1996 Non-Employee Plan is available from the Clerk of the Company upon request.

         Purpose. The 1996 Non-Employee Plan is intended to attract and retain the services of experienced and knowledgeable independent Directors who are not employees of the Company for the benefit of the Company and its stockholders and to provide additional incentive for them to continue to work for the best interests of the Company and its stockholders through continuing ownership of its Common Stock. The 1996 Non-Employee Plan provides for the grant of nonqualified options not intended to meet the requirements of Section 422 of the Code for the purchase of an aggregate of 25,000 shares of the Company's Common Stock by the current non-employee Directors of the Company and by any other persons who are duly elected as non-employee Directors of the Company within the three-year period commencing on the date of approval of the 1996 Non-Employee Plan by the Company's stockholders.

         Terms of Options. The exercise price for options granted under the 1996 Non-Employee Plan shall be the mean between the high and low sales prices of the Company's Common Stock on The Nasdaq National Market as reported in the Wall Street Journal on the date of the grant for the immediately preceding business day, provided that if the Common Stock is not then listed on The Nasdaq National Market, the exercise price shall be the fair market value as determined by the Board of Directors. On April 2, 1996, options to purchase of 5,000 shares of the Company's Common Stock were granted pursuant to the 1996 Non-Employee Plan, subject to stockholder approval, to each of Messrs. Claflin, Cronin and Medaglia at an exercise price equal to the fair market value of the Common Stock on the business day immediately preceding the grant date.

         Options granted under the 1996 Non-Employee Plan shall not be exercisable prior to the first anniversary of the date of grant. Such options become exercisable on a cumulative basis as to one-third of the shares covered thereby on each of the first, second and third anniversaries of the date of grant of such options. No option shall be exercisable after ten years from the date on which it was granted.

         Options granted under the 1996 Non-Employee Plan are not assignable or transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. The exercise price of options granted thereunder must be paid in full upon exercise. Payment may be made in cash or shares of the Common Stock of the Company already owned for a period of six months by the person exercising such option, or in some combination thereof.

         In the event of the death or disability of an optionee, the option granted to such optionee under the 1996 Non-Employee Plan may be exercised, to the extent the optionee was entitled to do so on the date of his death or termination of service as a Director by reason of disability, as the case may be, by (i) the estate of such optionee, any person or persons who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death of such optionee or (ii) the optionee, as applicable. The option may be exercised at any time within one year after the date of the death or termination of service on account of disability of such optionee, as applicable, or prior to the date on which the option expires by its terms, whichever is earlier.

         In the event that an optionee ceases to be a Director of the Company other than by virtue of his death or disability, the option granted to such optionee may be exercised by him only to the extent that the right to exercise his option has accrued and is in effect. Such option may be exercised at any time within thirty business days after the date such optionee has ceased to be a Director of the Company or prior to the date on which the option expires by its terms, whichever is earlier. Notwithstanding the foregoing, if termination as a Director was made by the Company for cause, the option covered under the 1996 Non-Employee Plan shall terminate immediately at the time the optionee ceases to be a Director of the Company.

         The 1996 Non-Employee Plan provides that the number of shares issuable thereunder shall be adjusted to prevent dilution in the event of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or stock dividend.

         The 1996 Non-Employee Plan will terminate three years from the date upon which it is approved by the stockholders, but the Board of Directors may at any time terminate, modify or amend the Plan; provided, however, that no modification or amendment to the provisions of the 1996 Non- Employee Plan may be made more than once every six months other than to comply with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, if the effect of such amendment or modification would be to materially modify (i) the requirements for eligibility under the 1996 Non-Employee Plan, (ii) the timing of the grants of options to be granted under the 1996 Non- Employee Plan or (iii) the number of shares of Common Stock subject to options to be granted under the 1996 Non-Employee Plan. Any amendment to the provisions of the 1996 Non-Employee Plan which (i) materially increases the number of shares which may be subject to options granted under the 1996 Non-Employee Plan, (ii) materially increases the benefits accruing to participants under the 1996 Non-Employee Plan, or (iii) materially modifies the requirement for eligibility to participate in the 1996 Non-Employee Plan, shall be subject to approval by the Company's stockholders. Termination, modification or amendment of the 1996 Non-Employee Plan shall not, without the consent of an optionee, affect his rights under an option previously granted to him.

         The high and low sale prices of the Company's Common Stock on The Nasdaq National Market on __________, 1996 were $__________ and $__________, respectively.

         The Non-Employee Directors currently receive no compensation for their service as Directors, other than options granted under the 1995 Non-Employee Plan and options granted under the Altron Incorporated 1989, 1992 and 1993 Stock Option Plans for Non-Employee Directors.

                        TAX EFFECTS OF PLAN PARTICIPATION

         Options granted under the 1991 Plan are intended to be either incentive stock options, as defined in Section 422 of the Code, or nonqualified stock options. Options granted under the 1996 Non-Employee Plan are nonqualified stock options.

         Incentive Stock Options. Except as provided below with respect to the alternative minimum tax, the optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. If the optionee holds the shares received pursuant to the exercise of the option for at least one year after the date of exercise and for at least two years after the option is granted, the optionee will recognize long-term capital gain or loss upon the disposition of the stock measured by the difference between the option exercise price (the stock's basis) and the amount received for such shares upon disposition.

         In the event that the optionee disposes of the stock prior to the expiration of the required holding periods (a "disqualifying disposition"), the optionee generally will realize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The basis in the stock acquired upon exercise of the option will equal the amount of income recognized by the optionee plus the option exercise price. Upon eventual disposition of the stock, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of the stock and the difference between the amount realized by the optionee upon disposition of the stock and the optionee's basis in the stock.

         For alternative minimum tax purposes, the excess of the fair market value of stock on the date of the exercise of the incentive stock option over the exercise price of the option is included in alternative minimum taxable income for alternative minimum tax purposes. If the alternative minimum tax applies to the optionee, an alternative minimum tax credit may reduce the regular tax upon eventual disposition of the stock.

         The Company will not be allowed an income tax deduction upon the grant or exercise of an incentive stock option. Upon a disqualifying disposition by the optionee of shares acquired upon exercise of the incentive stock option, the Company will be allowed a deduction in an amount equal to the ordinary income recognized by the optionee.

         Under the proposed regulations issued by the Internal Revenue Service, the exercise of an option with previously acquired stock of the Company will be treated as, in effect, two separate transactions. Pursuant to Section 1036 of the Code, the first transaction will be a tax-free exchange of the previously acquired shares for the same number of new shares. The new shares will retain the basis and, except, as provided below, the holding periods of the previously acquired shares. The second transaction will be the issuance of additional new shares having a value equal to the difference between the aggregate fair market value of all of the new shares being acquired and the aggregate option exercise price for those shares. Because the exercise of an incentive stock option does not result in the recognition by the optionee of income, this issuance will also be tax-free (unless the alternative minimum tax applies, as described above). The optionee's basis in these additional shares will be zero and the optionee's holding period for these shares will commence on the date on which the shares are transferred. For purposes of the one and two-year holding period requirements which must be met for favorable incentive stock option tax treatment to apply, the holding periods of previously acquired shares are disregarded.

         Nonqualified Stock Options. As in the case of incentive stock options, no income is recognized by the optionee on the grant of a nonqualified stock option. On the exercise by an optionee of a nonqualified option, generally the excess of the fair market value of the stock when the option is exercised over its cost to the optionee will be (a) taxable to the optionee as ordinary income and (b) deductible for income tax purposes by the Company. The optionee's tax basis in his stock will equal his cost for the stock plus the amount of ordinary income the optionee had to recognize with respect to the nonqualified stock option.

         The Internal Revenue Service will treat the exercise of a nonqualified stock option with already owned stock of the Company as two transactions. First, there will be a tax-free exchange of the old shares for a like number of shares under Section 1036 of the Code, with such exchanged shares retaining the basis and holding periods of the old shares. Second, there will be an issuance of additional new shares having a value equal to the difference between the fair market value of all the new shares being acquired (including the exchanged shares and the additional new shares) and the aggregate option price for those shares. The employee will recognize ordinary income under Section 83 of the Code, in an amount equal to the fair market value of the additional new shares (i.e., the spread on the option). The additional new shares will have a basis equal to the fair market value of the additional new shares.

         Accordingly, upon a subsequent disposition of stock acquired upon the exercise of a nonqualified stock option, the optionee will recognize short-term or long-term capital gain or loss, depending upon the holding period of the stock equal to the difference between the amount realized upon disposition of the stock by the optionee and the optionee's basis in the stock.

         For all options, different tax rules may apply if the optionee is subject to Section 16 of the Securities Exchange Act of 1934.

                                NEW PLAN BENEFITS

         It is not possible to state the persons who will receive options under the 1991 Plan in the future, nor the amount of options which will be granted thereunder. The following table provides information with respect to options granted since the beginning of fiscal 1995 under the 1991 Plan. See "Approval of Amendment of Altron Incorporated 1991 Stock Option Plan" for a description of the options which are provided for under the 1991 Plan. The following table also provides information as to options to be received under the 1996 Non-Employee Plan upon approval of the 1996 Non-Employee Plan by the stockholders. See "Approval of Altron Incorporated 1996 Stock Option Plan for Non-Employee Directors" for a description of the options which are provided for under the 1996 Non-Employee Plan.


                                                      1996 Non-Employee
                               1991 Plan                    Plan
                          Dollar      Number         Dollar      Number
Name and Position         Value       of Units       Value       of Units(3)

Samuel Altschuler         (1)        15,000(2)
Burton Doo                (1)        15,000(2)
Peter D. Brennan          (1)        10,000(2)
Executive Officers        (1)        40,000(2)
 as a Group
All Directors
 as a group
 (excluding Executive     (1)                        (1)         15,000(3)
 Officers)
Employees as a Group
  (excluding Executive    (1)       [      ](4)
 Officers)

(1) The dollar value of the options is equal to the difference between the exercise price of the options granted and the fair market value of the Company's Common Stock at the date of exercise.

(2) See "Board of Director and Stock Option Committee Report on Executive Compensation" and "Option Grants in Last Fiscal Year" for information concerning these options.

(3) On April 2, 1996, options to acquire 5,000 shares of Common Stock were granted to each of Messrs. Claflin, Cronin and Medaglia subject to stockholder approval of the 1996 Non- Employee Plan.

(4) Options were granted at varying times since January 1, 1995. Grant dates, number of options granted and exercise prices are as follows: January 25, 1995 options to acquire 13,500 shares at $15.00 per share; March 15, 1995 options to acquire 3,000 shares at $15.25 per share; April 19, 1995, options to acquire 273,000 shares at $13.75 per share; June 5, 1995, options to acquire 6,000 shares at $16.00 per share; June 9, 1995, options to acquire 1,000 shares at $13.75 per share; August 15, 1995, options to acquire 4,500 shares at $25.25 per share; October 12, 1995, options to acquire 27,000 shares at $26.50 per share, and; December 22, 1995, options to acquire 3,000 shares at $26.25 per share.

               PROPOSED AMENDMENT INCREASING THE NUMBER OF SHARES
               OF COMMON STOCK WHICH THE COMPANY HAS THE AUTHORITY
              TO ISSUE FROM 30,000,000 SHARES TO 40,000,000 SHARES

         On April 2, 1996, the Board of Directors adopted the following resolution:

         RESOLVED:   That this Board of Directors  deems it advisable that
                     the Articles of Organization of this corporation be amended so as to increase the total number of shares of Common Stock which this corporation shall have authority to issue from 30,000,000 shares, with a par value of $.05 per share, to 40,000,000 shares, with a par value of $.05 per share.

         The Board of Directors also directed that the proposed amendment be submitted for action at the Meeting of Stockholders to be held on May 16, 1996.

         Increase in Number of Shares of Common Stock. If approved by the stockholders, the amendment will authorize the Company to issue an additional 10,000,000 shares of the Company's Common Stock, par value $.05 per share. As of April 2, 1996 there were 30,000,000 shares of Common Stock authorized, of which [10,196,791] shares were outstanding (including treasury shares), 1,761,550 shares were available for issuance pursuant to the Company's stock option plans, 290,426 shares were available for issuance pursuant to the Company's Employee Stock Purchase Plan and approximately 5,098,395 shares will be issued in connection with the 3 for 2 stock split effected in the form of a 50% stock dividend declared April 2, 1996 and payable May 10, 1996 to shareholders of record on April 18, 1996. The Board of Directors is empowered under the Articles of Organization of the Company to issue shares of authorized stock without further stockholder approval. The holders of the Company's Common Stock do not have preemptive rights.

         Appraisal Rights in Respect of the Proposed Amendment. Under the applicable provisions of the Massachusetts Business Corporation Law, the Company's stockholders have no appraisal rights with respect to the proposed amendment.

         Recommendation of the Board of Directors. The Board of Directors believes that the number of authorized shares of Common Stock should be increased by 10,000,000 to provide sufficient shares for use for such corporate purposes as may be determined advisable by the Board of Directors, without further action or authorization by the stockholders. Such corporate purposes might include the acquisition of capital funds through the sale of stock, the acquisition of other corporations or properties, or the declaration of stock dividends in the nature of a stock split. The Board of Directors believes that the availability of shares would afford the Company flexibility in considering and implementing any of the corporate transactions enumerated. There are no current agreements, arrangements, or understandings with respect to the issuance of any of the shares of Common Stock which would be authorized by the amendment.

         The Board of Directors recommends a vote for the proposed amendment.




            COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Executive Officers and Directors and persons owning more than 10% of the outstanding Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange.

Commission. Executive Officers, Directors and greater than 10 % holders of Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on copies of such forms furnished as provided above, or written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its Executive Officers, Directors and owners of greater than 10% of its Common Stock were complied with in fiscal 1995.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Arthur Andersen LLP, certified public accountants, to act as independent public auditors to examine the financial statements of the Company for the fiscal year ending December 28, 1996. A representative of Arthur Andersen LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

         Under regulations adopted by the Securities and Exchange Commission, stockholder proposals must be submitted to the Clerk of the Company not later than December 23, 1996 in order to be considered for inclusion in the proxy materials for the Annual Meeting to be held in 1997. Receipt by the Company of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

                                  OTHER MATTERS

         Management knows of no other matters which may properly be and are likely to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their best judgment.

                                   10-K REPORT

THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUESTS SHOULD BE DIRECTED TO PETER D. BRENNAN, VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER, ALTRON INCORPORATED, ONE JEWEL DRIVE, WILMINGTON, MASSACHUSETTS 01887.

                                 VOTING PROXIES

         The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.

                                        By order of the Board of Directors,


                                        ANTHONY J. MEDAGLIA, JR., Clerk

Wilmington, Massachusetts
April 22, 1996

                              ALTRON INCORPORATED

                             1996 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


        1.      PURPOSE
        The purpose of this Altron Incorporated 1996 Stock Option Plan for Non-Employee Directors (the "Plan") is to attract and retain the services of experienced and knowledgeable independent directors who are not employees (sometimes referred to herein collectively as "Participants") of Altron Incorporated ("Altron") for the benefit of Altron and its stockholders and to provide additional incentive for such Participants to continue to work in the best interests of Altron and its stockholders through continuing ownership of its common stock.
        2.      SHARES SUBJECT TO THE PLAN
        The total number of shares of common stock, par value $0.05 per share ("Shares"), of Altron for which options may be granted under the Plan shall not exceed 25,000 in the aggregate, subject to adjustment in accordance with Section 9 hereof.
        3.      ELIGIBILITY; GRANT OF OPTION
        Each of Thomas M.  Claflin,  II,  Daniel A. Cronin,  Jr., and Anthony J.
Medaglia, Jr., who are the three current directors of Altron who are not otherwise employees of Altron or any subsidiary, and upon their election to the Board of Directors of Altron (the "Board"), all new non-employee directors duly elected in the three year period commencing on the date of the adoption of the Plan, shall be granted an option to acquire five thousand (5,000) Shares under the Plan. The date of grant for such options granted to the three current non-employee directors named above shall be the date of adoption of the Plan by the Board, but such options shall become effective as of such date of grant only upon shareholder approval of this Plan in accordance with Section 13 hereof. The options shall be non-qualified options not intended to meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The date of grant for each subsequently elected non-employee director shall be the date of election.
        4.      OPTION AGREEMENT
        Each option granted under the Plan shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of Altron and by the director to whom such option is granted, which Agreements shall (i) comply with and be subject to the terms and conditions of the Plan and (ii) provide that the optionee agrees to continue to serve as a director of Altron during the term for which he was elected.
        5.      OPTION EXERCISE PRICE
        Subject to the provisions of Section 9 hereof, the option exercise price for the options granted to the three current non-employee directors named above, and to any subsequently elected non-employee director, under the Plan shall be the fair market value of the Shares of the common stock of Altron covered by the option on the date of grant of the option. For the purposes hereof and Section 6(b), the fair market value of the common stock of Altron shall be the mean between the high and low sales prices of the common stock of Altron on The Nasdaq National Market as reported in the Wall Street Journal on the date of grant for the immediately preceding business day, provided that if the common stock of Altron is not listed on or actually trading on The Nasdaq National Market, fair market value shall be determined in good faith by the Board, and provided further, that for options granted on the date of adoption of the Plan the fair market value shall be the mean between the high and low sales prices of the common stock of Altron on The Nasdaq National Market as reported on the date of adoption by the Board in the Wall Street Journal for the immediately preceding business day.
        6.      TIME AND MANNER OF EXERCISE OF OPTION
        (a) Options  granted under the Plan shall,  subject to the provisions of
Section 7, be exercisable as provided in this Section 6(a). The options shall not be exercisable prior to the expiration of one year after the date of grant. Thereafter, the options shall be exercisable as follows:

                                       Percentage of
                                      Shares Becoming                 Cumulative
                                       Available for                  Percentage
      On or After                        Exercise                     Available

One Year from the Date of Grant         one-third                    one-third

Two Years from the Date of Grant        one-third                    two-thirds

Three Years from the Date of Grant      one-third                    100%

provided however that no option granted under the Plan may be exercised prior to approval of the Plan by the stockholders of Altron.
       (b) To the extent that the right to exercise an option has accrued and is in effect, the option may be exercised in full at one time or in part from time to time by giving written notice to Altron, signed by the person or persons exercising the option, stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be in cash or in whole or in part in Shares of the common stock of Altron already owned for a period of at least six months by the person or persons exercising the option, valued at fair market value, as determined under Section 5 hereof, on the date of exercise; provided, however, that there shall be no such exercise at any one time as to fewer than two hundred fifty (250) Shares or all of the remaining Shares then purchasable by the person or persons exercising the option, if fewer than two hundred fifty
(250) Shares. Upon such exercise, delivery of a certificate for paid-up non-assessable Shares shall be made at the principal Massachusetts office of Altron to the person or persons exercising the option at such time, during ordinary business hours, not more than thirty (30) days from the date of receipt of the notice by Altron, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by Altron and the person or persons exercising the option.
       7.       TERM OF OPTIONS
       (a) Each option shall expire ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.
       (b) In the event of the death of an optionee, the option granted to such optionee may be exercised, to the extent the optionee was entitled to do so on the date of such optionee's death, by the estate of such optionee or by any person or persons who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death of such optionee. Such option may be exercised at any time within one (1) year after the date of death of such optionee, at which time the option shall terminate, or prior to the date on which the option otherwise expires by its terms, whichever is earlier.

       (c) In the event that an optionee ceases to be a director of Altron the option granted to such optionee may be exercised by him, but only to the extent that under Section 6 hereof the right to exercise the option has accrued and is in effect on the date that the optionee ceases to be a director. Such option may be exercised at any time within thirty (30) business days after the date such optionee ceases to be a director of Altron, at which time the option shall terminate, but in any event prior to the date on which the option expires by its terms, whichever is earlier, unless termination as a director (a) was by Altron for cause, in which case the option shall terminate immediately at the time the optionee ceases to be a director of Altron, (b) was because the optionee has become disabled (within the meaning of Section 22(e)(3) of the Code), or (c) was by reason of the death of the optionee. In the case of death, see Section 7(b) above. In the case of disability, the option may be exercised, to the extent exercisable under Section 6 hereof at the time that such optionee ceased to be a director, at any time within one (1) year after the date of termination of the optionee's directorship with Altron, at which time the option shall terminate, but in any event prior to the date on which the option otherwise expires by its terms, whichever is earlier.
       8.       OPTIONS NOT TRANSFERABLE
       The right of any optionee to exercise an option granted to him under the Plan shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any option granted under the Plan shall be exercisable during the lifetime of such optionee only by him. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.
       9.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
       In the event that the outstanding Shares of the common stock of Altron are changed into or exchanged for a different number or kind of shares or other securities of Altron or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event, and such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.
       10.      RESTRICTIONS ON ISSUE OF SHARES
       Notwithstanding the provisions of Section 6 hereof, Altron may delay the issuance of Shares covered by the exercise of any option and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:
                (i) the Shares with respect to which an option has been exercised are at the time of the issue of such Shares effectively registered under applicable Federal and state securities acts now in force or hereafter amended; or
                (ii) counsel for Altron shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable Federal and state securities acts now in force or hereafter amended.
       It is intended that all exercises of options shall be effective. Accordingly, Altron shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that Altron shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of Shares in respect of which any option may be exercised, except as otherwise agreed to by Altron in writing.
        11.     RIGHTS OF HOLDER ON PURCHASE FOR INVESTMENT; SUBSEQUENT
                REGISTRATION
        Unless the Shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, Altron shall be under no obligation to issue any Shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to Altron which is satisfactory in form and scope to counsel to Altron and upon which, in the opinion of such counsel, Altron may reasonably rely, that he is acquiring the Shares issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if Shares are issued without such registration a legend to this effect may be endorsed upon the securities so issued. In the event that Altron shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any Shares with respect to which an option shall have been exercised, or to qualify any such Shares for exemption from the Securities Act of 1933 or other applicable statutes, then Altron shall take such action at its own expense and may require from each optionee such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to Altron and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.
        12.     LOANS PROHIBITED
        Altron shall not, directly or indirectly, lend money to an optionee or to any person or persons entitled to exercise an option by reason of the death of an optionee for the purpose of assisting him or them in the acquisition of Shares covered by an option granted under the Plan.
        13.     APPROVAL OF STOCKHOLDERS
        The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the securities of Altron present or represented and entitled to vote at a duly held stockholders' meeting, or by written consent of all of the stockholders, and shall take effect immediately as of its date of adoption upon such approval.
        14.     EXPENSES OF THE PLAN
        All costs and expenses of the adoption and administration of the Plan shall be borne by Altron, and none of such expenses shall be charged to any optionee.
        15.     TERMINATION AND AMENDMENT OF PLAN
        Unless sooner terminated as herein provided, the Plan shall terminate three (3) years from the date upon which the Plan was duly approved by the stockholders. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that, except as provided in Section 9 hereof, no modification or amendment to the provisions of the Plan may be made more than once every six (6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, if the effect of such amendment or modification would be to change (i) the requirements for eligibility under the Plan, (ii) the timing of the grants of options to be granted under the Plan or the exercise price or vesting schedule thereof, or (iii) the number of Shares subject to options to be granted under the Plan either in the aggregate or to one director. Any amendment to the provisions of the Plan which (i) materially increases the number of Shares which may be subject to options granted under the Plan, (ii) materially increases the benefits accruing to Participants under the Plan, or (iii) materially modifies the requirement for eligibility to participate in the Plan, shall be subject to approval by the stockholders of Altron obtained in the manner stated in Section 13 hereof. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his rights under an option previously granted to him.
        16.     LIMITATION OF RIGHTS IN THE OPTION SHARES
        An optionee shall not be deemed for any purpose to be a stockholder of Altron with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the optionee.
        17.     NOTICES
        Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to Altron, to its principal place of business, Attention:
President, and, if to an optionee, to the address as appearing on the records of Altron.
        18.     COMPLIANCE WITH RULE 16b-3.
        It is the intention of Altron that the Plan comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the "Act") and that Participants remain disinterested persons for purposes of administering other employee benefit plans of Altron and having transactions under such other plans be exempt from Section 16(b) of the Act. Therefore, if any Plan provision is found not to be in compliance with Rule 16b-3 or if any Plan provisions would disqualify Participants from remaining disinterested persons, that provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.


APPROVED BY THE STOCKHOLDERS:                     ______________________________

                               ALTRON INCORPORATED

                             1991 STOCK OPTION PLAN

        (As amended December 22, 1993, April 19, 1995 and March 12, 1996)

1.      Purpose of the Plan.
        This stock option plan (the "Plan") is intended to encourage ownership of the stock of Altron Incorporated, a Massachusetts corporation ("Altron"), by key employees of Altron, to induce highly qualified personnel to enter and remain in the employ of Altron, and to provide additional incentive for participants to promote the success of Altron's business. 2. Stock Subject to the Plan.
        The  total  number of shares  of the  common  stock of Altron  ($.05 par value) for which options may be granted under the Plan shall not exceed 2,500,000 shares, subject to adjustment in accordance with Section 10 hereof. Such shares may, in whole or in part, as the Board of Directors of Altron (the "Board") shall from time to time determine, be issued shares which shall have been reacquired by Altron or authorized but unissued shares, whether now or hereafter authorized.
        If any unexercised options granted under the Plan lapse or terminate for any reason, the shares covered thereby may again be optioned hereunder, and such lapsed or unexercised options shall not be considered in computing the total number of shares optioned.
3.      Administration of the Plan.
        The Plan shall be administered by a committee of the Board (the "Committee") consisting of two or more members appointed by the Board upon the adoption of the Plan, all of whom shall be "disinterested persons" (as hereinafter defined). Such committee shall be known as the "Stock Option Committee", but may be known by such other name or names as the Board may designate. For the purposes of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended, as such term is interpreted from time to time. The Board may at any time and from time to time, subject to the provisions of this Section 3, thereafter appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee may, in its sole discretion, grant options to purchase shares of Altron's common stock and issue shares upon exercise of such options as provided in the Plan. The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which may but need not be identical, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith.
4.      Participants in the Plan.
        Each participant in the Plan must be a regular salaried employee of Altron (or one of its subsidiaries) (herein called "subsidiaries"), if any, as defined in Section 425 of the Internal Revenue Code of 1986, as amended, including any applicable successor provisions to said Section 425, and the Treasury Regulations promulgated thereunder (the "Code" and "Regulations"). The Committee may designate as participants in the Plan persons who are now or may hereafter be employed by Altron or its subsidiaries in key positions. In determining the eligibility of an individual to be granted an option as well as in determining the number of shares to be optioned to any individual, the Committee shall consider the position and responsibilities of the employee being considered, the nature and value to Altron or its subsidiaries of his service and accomplishments, his present and potential contribution to the success of Altron or its subsidiaries, and such other factors as the Committee may deem relevant. No director who is not otherwise an employee of Altron shall be eligible to participate in the Plan.
        The maximum number of shares with respect to which an option or options may be granted to any employee in any one taxable year of the Company shall not exceed 50,000, taking into account shares granted during such taxable period under options that have terminated.
5.      Grant of Option; Option Agreement.
        The Committee may from time to time grant options to eligible employees, which options may be designated non-qualified stock options or incentive stock options (within the meaning of Section 422 of the Code). In accordance with the provisions of Section 3 hereof, the Committee shall keep separate records with regard to each type of option granted. Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of Altron and by the participant to whom such option is granted, which Agreements may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan. Any Agreement may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee, including with respect to any restrictions to be imposed on the shares acquired by a participant upon the exercise of an option granted to him. No option shall be granted within the meaning of the Plan and no purported grant of any option shall be effective until such an Agreement shall have been duly executed on behalf of Altron and the participant. More than one option may be granted to an individual. 6. Option Exercise Price.
        The exercise price or prices of options granted under the Plan shall be determined by the Committee at the time of the granting of an option, but, in the case of an incentive stock option, shall in no event be less than the fair market value of the shares of Altron common stock covered by the option at the time the option was granted and, if the individual to whom the option is being granted owns (as defined in Section 425 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Altron (or of its parent or any subsidiary corporation) (a "10% Holder"), one hundred ten percent (110%) of such fair market value, and in no event less than the par value thereof. For purposes hereof, the fair market value of such common stock shall be determined by the Committee in good faith on a reasonable basis consistent with the Regulations. 7. Time and Manner of Exercise of Option.
        (a) Except as otherwise determined from time to time by the Committee and as provided in Section 8, options granted under the Plan shall be exercisable as follows; provided, however, that in no event, except as provided in Section 8, may an option granted to an officer or director of Altron be exercisable prior to six months and one day after the date of grant of the option to such officer or director. Options shall not be exercisable during the first twelve (12) months after the date of grant. Thereafter, options shall become exercisable as to twenty percent (20%) of the shares covered thereby upon the expiration of twelve (12) months after the date of grant and as to an additional twenty percent (20%) upon the expiration of each of the next four (4) succeeding twelve (12) month periods. Notwithstanding the above, the Committee may, in its sole discretion, at any time accelerate the exercisability of any option granted under the Plan; provided, however, that, except as provided in
Section 8, the exercisability of any option granted to an officer or director of Altron may not be accelerated to a period prior to six months and one day after the date of grant of the option to such officer or director.
        (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to Altron, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares, which payment may, with the consent of the Committee, be in whole or in part in shares of Altron common stock already owned by the person or persons exercising the option, valued at fair market value determined in the manner set forth in Section 6 hereof; provided, however, that there shall be no such exercise at any one time as to fewer than fifty (50) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than fifty (50) shares. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of Altron to the person or persons exercising the option at such time, during ordinary business hours, after fifteen (15) but not more than thirty (30) days from the date of receipt of the notice by Altron, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by Altron and the person or persons exercising the option. 8. Term of Options.
        (a) Each option shall expire not more than ten (10) years from the date of granting thereof (five (5) years in the case of an incentive stock option granted to a 10% Holder), but shall be subject to earlier termination as herein provided.
        (b) An option granted to any participant who ceases to be a regular salaried employee of Altron or one of its subsidiaries, other than by death, may be exercised within one (1) month after the date such participant ceases to be an employee, or prior to the date on which the option expires by its terms, whichever is earlier, but shall thereafter terminate, unless such termination of employment is (i) because of dismissal for cause or is in breach of any employment agreement, in which event such option will terminate on the date the participant ceases to be an employee of Altron or one of its subsidiaries; or
(ii) because the participant has become disabled within the meaning of Section 22(e)(3) of the Code, in which event such option may be exercised within six (6) months and one day after the date on which such participant ceases to be an employee, but, in any event, prior to the date on which the option expires by its terms. In case of termination of employment, other than by death, the option shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date of such termination of employment, unless such termination is because the participant has become disabled, in which case the option may be exercised to the full number of shares covered thereby, or unless the Committee, in its discretion, determines that it would be in the best interests of Altron to make the option then fully exercisable.
        (c) In the event of the death of any participant, the option granted to such participant may be exercised to the full number of shares covered thereby, whether or not, under the provisions of Section 7 hereof, the participant was entitled to do so at the date of his death, by the estate of such participant, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such participant. Such option must be exercised within six (6) months and one day after the date of death of such participant, or prior to the date on which the option expires by its terms, whichever is earlier. 9. Options Not Transferable.
        The right of any participant to exercise any option granted to him shall not be assignable or transferable by such participant otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such participant only by him. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the participant to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including, without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option. 10. Adjustments Upon Changes in Capitalization.
        In the event that the outstanding shares of the common stock of Altron are changed into or exchanged for a different number or kind of shares or other securities of Altron or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share. No such adjustment shall be made which shall, within the meaning of any applicable sections of the Code, constitute a modification, extension or renewal of an option or a grant of additional benefits to a participant.
        If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Committee shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 425(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 425(a) and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan. 11. Restrictions on Issue of Shares.
        Notwithstanding the provisions of Section 7 hereof, Altron may delay the issuance of shares covered by the exercise of any option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:
          (i) the shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal securities acts as now in force or hereafter amended; or

          (ii) a no-action letter in respect of the issuance of such shares shall have been obtained by Altron from the Securities and Exchange Commission; or

          (iii)counsel for Altron shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration under applicable Federal securities acts as now in force or hereafter amended.

        It is intended that all exercises of options shall be effective, and Altron shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that Altron shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect to which any option may be exercised.
12. Purchase for Investment; Rights of Holder on Subsequent Registration.

        Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), Altron shall be under no obligation to issue any shares covered by any option unless the person who exercised such option, whether such exercise is in whole or in part, shall give a written representation and undertaking to Altron which is satisfactory in form and scope to counsel for Altron and upon which, in the opinion of such counsel, Altron may reasonably rely, that he is acquiring the shares issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that Altron shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then Altron shall take such action at its own expense and may require from each participant such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to Altron and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which it was made.
13.     Modification of Outstanding Options.
        The Committee may accelerate the exercisability of an outstanding option in its sole discretion. The Committee may authorize the modification of any outstanding option with the consent of the participant when and subject to such conditions as are deemed to be in the best interests of Altron and in accordance with the purposes of the Plan.
14.     Loans Prohibited; Tax Withholding.
        Altron shall not, directly or indirectly, lend money to a participant or to any person or persons entitled to exercise an option by reason of the death of a participant for the purpose of assisting him or them in the acquisition of shares covered by an option granted under the Plan.

        Altron's obligation to deliver shares upon the exercise of any non-qualified option granted under the Plan shall be subject to the option holder's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.
15.     Approval of Stockholders.
        The Plan shall be subject to approval by the affirmative vote of stockholders holding at least a majority of the voting stock of Altron voting in person or by proxy at a duly held stockholders' meeting within twelve (12)
months after the adoption of the Plan by the Board and shall take effect immediately upon such approval. 16. Termination and Amendment of Plan.
        Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan shall be duly approved by the stockholders of Altron. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in Section 10 hereof, the Board may not, without the approval of the stockholders of Altron obtained in the manner stated in Section 15 hereof, increase the maximum number of shares for which options may be granted under the Plan or the number of shares for which an option may be granted to any optionee. Termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his rights under an option previously granted to him.

                               ALTRON INCORPORATED

   Special Meeting in Lieu of 1996 Annual Meeting of Stockholders May 16, 1996

The undersigned hereby appoints Samuel Altschuler and Peter D. Brennan, and each of them, with full power of substitution, proxies to represent the undersigned at the Special Meeting in lieu of the 1996 Annual Meeting of Stockholders of ALTRON INCORPORATED to be held May 16, 1996 at 10:30 a.m. at the offices of Hutchins, Wheeler & Dittmar, a Professional Corporation, 101 Federal Street, Suite 3100, Boston, Massachusetts, and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting, including the proposals set forth on the reverse side of this Proxy Card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON ALL PROPOSALS SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED IN FAVOR OF ALL PROPOSALS.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                          DO YOU HAVE ANY COMMENTS?

- --------------------------------             -----------------------------------

- --------------------------------             -----------------------------------

- --------------------------------             -----------------------------------

         /  /   PLEASE MARK VOTES                                      For All
                AS IN THIS EXAMPLE           For          Withhold     Except

           1.)    ELECTION OF DIRECTORS.       / /           /  /         /  /

                  Samuel Altschuler,
                  Burton Doo, Thomas M.
                  Claflin, II, Daniel A.
                  Cronin, Jr. and
                  Anthony J. Medaglia, Jr.

                  INSTRUCTIONS:  To withhold
                  authority for any nominees,
                  mark the "For All Except"
                  box and strike the
                  name(s) of the nominee(s)
                  for whom your vote is to
                  be withheld.

                  RECORD DATE SHARES:
                                              For          Against      Abstain
         2.)      PROPOSAL TO APPROVE AN     /  /            /  /         /  /
                  AMENDMENT OF THE ALTRON
                  INCORPORATED 1991 STOCK
                  OPTION PLAN.
                                              For          Against      Abstain
         3.)      PROPOSAL TO APPROVE THE     /  /           /  /        /  /
                  AMENDMENT OF THE
                  ARTICLES OF ORGANIZATION
                  OF ALTRON INCORPORATED.
                                              For          Against      Abstain
         4.)      PROPOSAL TO APPROVE THE    /  /           /  /         /  /
                  ALTRON INCORPORATED 1996
                  STOCK OPTION PLAN FOR
                  NON-EMPLOYEE DIRECTORS.

         5.) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof.

                                              Mark box at right         /  /
                                              if you plan to attend
                                              the meeting in
                                              person.

                                              Mark box at right        /  /
                                              if comments or
                                              address change
                                              have been noted on
                                              the  reverse  side
                                              of this card.


         Please be sure to sign and date this Proxy .    Date

         Shareholder sign here    Co-owner sign here

DETACH CARD                                                          DETACH CARD
                               ALTRON INCORPORATED

Dear Stockholder:

Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Stockholders, May 16, 1996.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Altron Incorporated